Exhibit 10.36

Execution Version

SUPPLEMENT TO GUARANTEE

This SUPPLEMENT, dated as of 11 December, 2023 (this “Supplement”), is to the Guarantee, dated as of October 18, 2023 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantee”), by the Guarantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guarantee, unless otherwise defined herein or if the context otherwise requires) from time to time party thereto, in favor of ORCO IV LLC, a Delaware limited liability company (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”), as Administrative Agent for the Lenders.

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of October 18, 2023 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among AVITA MEDICAL, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and the Administrative Agent, the Lenders have extended Commitments to make the Loans to the Borrower; and

WHEREAS, pursuant to the provisions of Section 5.5 of the Guarantee, the undersigned is becoming a Guarantor under the Guarantee; and

WHEREAS, the undersigned desires to become a “Guarantor” under the Guarantee in order to induce the Lenders to continue to extend the Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees, for the benefit of the Secured Parties, as follows.

SECTION 1. Party to Guarantee, Etc. In accordance with the terms of the Guarantee, by its signature below, the undersigned hereby irrevocably agrees to become a Guarantor under the Guarantee with the same force and effect as if it were an original signatory thereto and the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guarantee applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Guarantor” or “Guarantors” in the Guarantee shall be deemed to include the undersigned.

SECTION 2. Representations. The undersigned Guarantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guarantee constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. Full Force of Guarantee. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect in accordance with its terms.

SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Supplement shall be prohibited by or invalid under such Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guarantee.

SECTION 5. Governing Law, Entire Agreement, Etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5 1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 6. Effectiveness. (a) This Supplement shall become effective with respect to a Guarantor when a counterpart hereof executed by such undersigned Guarantor shall have been received by the Administrative Agent. (b) This Supplement may be executed in any number of counterparts or copies, each of which may be executed by physical signature in wet ink or electronically (whether in whole or part). A party who has executed a counterpart of this Supplement may exchange it with another party (the “Recipient”) by: (i) emailing a copy of the executed counterpart to the Recipient; or (ii) utilizing an electronic platform (including DocuSign) to circulate the executed counterpart, and will be taken to have adequately identified themselves by so emailing the copy to the Recipient or utilizing the electronic platform. (c) Each party consents to signatories and parties executing this Supplement by electronic means and to identifying themselves in the manner specified in this clause. (d) Each counterpart constitutes an original (whether kept in electronic or paper form), all of which together constitute one instrument as if the signatures (or other execution markings) on the counterparts or copies were on a single physical copy of this Supplement in paper form. Without limiting the foregoing, if any of the signatures or other markings on behalf of one party are on different counterparts or copies of this Supplement, this shall be taken to be, and have the same effect as, signatures on the same counterpart and on a single copy of this Supplement.

[ Signature Page Follows ]

IN WITNESS WHEREOF, the party hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

Guarantor

Executed as a deed by AVITA MEDICAL PTY LIMITED ACN 058 466 523 in accordance with Section 127 of the

Corporations Act 2001 (Cth)

/s/ Lou Panaccio	/s/ Suzanne Mary Crowe
Signature of director	Signature of director/company secretary

Lou Panaccio	Suzanne Mary Crowe
Name of director (print)	Name of director/company secretary (print)

Signature Page to Guarantee Supplement